Exhibit 10.2

                      NEWTOWN LANE MARKETING, INCORPORATED

                             STOCK OPTION AGREEMENT

      THIS AGREEMENT, made as of this 4th day of April, 2006, by Newtown Lane Marketing, Incorporated, a Delaware corporation (hereinafter called the "Company"), with J. Barry Richman (hereinafter called the "Holder"):

      The Company has adopted a 2006 Stock Incentive Plan (the "Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

      The Board, which in the absence of a Committee is charged with the administration of the Plan pursuant to Section 4 of the Plan, has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

      NOW, THEREFORE, pursuant to the Plan, the Company hereby grants to the Holder as of the date hereof an option (the "Option") to purchase all or any part of seven hundred fifty thousand (750,000) shares of Common Stock of the Company, par value $.001 per share, at a price per share of twenty-five cents ($.25), which price is not less than the fair market value of a share of Common Stock on the date hereof (or 110% of the fair market value of a share of Common Stock if the Holder is a 10% Holder (as defined in the Plan)), and upon the following terms and conditions:

1. The Option shall continue in force through June 30, 2011 (the "Expiration Date"), unless sooner terminated as provided herein and in the Plan. Subject to the provisions of the Plan, the Option shall become exercisable as of the date hereof as to 50,000 shares, and on a cumulative basis, as to an additional 50,000 shares on the last day of each of June, September and December 2006, and the last day of each of March, June, September and December of 2007, and as to the balance, that is, 350,000 shares as of January 1, 2008, provided, that as of each of such dates the Holder is serving as a consultant to the Company. Provided, further, however, that notwithstanding anything else contained herein, this Option shall become immediately exercisable in full upon the death or disability of Holder or if the employment of the Holder by the Company shall be terminated by the Company without cause.

2. In the event that the employment or service of the Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Holder was entitled to do so at the termination of this employment or service) at any time prior to but not after the Expiration Date. If, however, such termination shall have been for cause or voluntarily by the Holder and without the consent of the Company or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retirement), then prior to the third anniversary of such termination, the Holder will not, without the prior written consent of the Company, (i) sell, offer to sell, contract to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of


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

Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, with respect to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction is to be settled by delivery of Common Stock, other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing notwithstanding, the undersigned may dispose of shares of Common Stock which are disposed of as bona fide gifts, approved by the Company, to transferees who enter into lock-up agreements with the Company on the same terms and conditions as set forth herein.

      Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time.

3. (a) The Holder may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 7 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, if permitted by the Board, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. In such event fair market value should be determined pursuant to the Plan.

      (b) Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

4. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive.

5. This Option shall, during the Holder's lifetime, be exercisable only by the Holder, and neither this Option nor any right hereunder shall be transferable by the Holder, by operation of law or otherwise, except by will or by the laws of descent and distribution. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.


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6. Neither the Holder nor in the event of the Holder's death, any person entitled to exercise the rights of the Holder hereunder, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or the Holder's estate, as the case may be.

7. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Secretary, at 33 Newtown Lane, East Hampton, New York 11937 and any notice to the Holder shall be addressed to the Holder at the address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

8. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Board, or if one had been appointed, the Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.

                                        Newtown Lane Marketing, Incorporated

                                        By: ____________________________________
                                        Name:
                                        Title:

ACCEPTED AND AGREED

_________________________________
J. Barry Richman


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                           FORM OF NOTICE OF EXERCISE

TO: Newtown Lane Marketing, Incorporated

      The undersigned hereby exercises options to purchase __________ shares of Common Stock of Newtown Lane Marketing, Incorporated (the "Company") as provided in the Stock Option Agreement dated as of __________, ___ at $__________ per share, a total of $__________ and makes payment therefor as follows:

      (1) To the extent of $__________ of the purchase price, the undersigned hereby surrenders to the Company certificates for shares of its Common Stock which, valued at $__________ per share, the fair market value thereof, equals such portion of the purchase price.

      (2) To the extent of the balance of the purchase price, the undersigned has enclosed a check payable to the order of the Company for $__________.

      A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.

      The undersigned hereby represents and warrants that it is the undersigned's present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his or her own account for investment, and not with a view to the distribution of any thereof, and agrees that he or she will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.

                                           Signature: __________________________
                                           Address: ____________________________
                                                    ____________________________
                                                    ____________________________

Dated: __________________________


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